UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 1, 2010

General Electric Company
(Exact name of registrant as specified in its charter)

New York	001-00035	14-0689340
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3135 Easton Turnpike, Fairfield, Connecticut		06828-0001
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (203) 373-2211

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events.

General Electric Company (the Company) is filing this Form 8-K to update financial information in the Company's Annual Report on Form 10-K for the year ended December 31, 2009 (2009 10-K) to reflect our revised financial information and disclosures as a result of our segment reorganization.

As described in our Form 8-K filed February 19, 2010, we reorganized our business effective January 1, 2010 to better align our Consumer & Industrial and Energy businesses for growth. As a result of this reorganization, we created a new segment called Home & Business Solutions that includes the Appliances and Lighting businesses from our previous Consumer & Industrial segment and the retained portion of the GE Fanuc Intelligent Platforms business of our previous Enterprise Solutions business (a business formerly within our Technology Infrastructure segment). In addition, the Industrial business of our previous Consumer & Industrial segment and the Sensing & Inspection Technologies and Digital Energy businesses of Enterprise Solutions are now part of the Energy business within the Energy Infrastructure segment. The Security business of Enterprise Solutions is now reported in GE Corporate Items and Eliminations for periods prior to its sale in the first quarter of 2010. Also, effective January 1, 2010, the GE Capital segment (formerly called Capital Finance) includes all of the continuing operations of General Electric Capital Corporation.

As a result of this reorganization, our five operating segments as of January 1, 2010, are as follows:

•	Technology Infrastructure – our Aviation, Healthcare and Transportation businesses

•	Energy Infrastructure – our Energy business (including the Sensing & Inspection Technology, Digital Energy and Industrial businesses) and our Oil & Gas business

•	Home & Business Solutions – our Appliances and Lighting, and Intelligent Platforms businesses

•	GE Capital – Our Commercial Lending and Leasing, Consumer, Real Estate, Energy Financial Services and GE Capital Aviation Services businesses and General Electric Capital Corporation Corporate

•	NBC Universal – unchanged

In this Form 8-K, we are providing prior-period reclassified segment information resulting from these organizational changes. GE's consolidated financial statements covering periods beginning on January 1, 2010 will reflect modifications to our previous reportable segments resulting from this reorganization, including reclassification of all comparative prior period segment information.

Item 9.01 Financial Statements and Exhibits

•	Exhibit 23 − Consent of KPMG LLP.

The following exhibits filed with this Form 8-K and incorporated herein by reference update and supersede only those portions of our 2009 10-K that are most affected by our recent segment reorganization.

All other information in our quarterly reports and the 2009 10-K has not been updated for events or developments that occurred subsequent to the filing of the 2009 10-K with the U.S. Securities and Exchange Commission. For developments since the filing of the 2009 10-K, please refer to the Company’s Quarterly Report on Form 10-Q for the period ended March 31, 2010 and the Company's Forms 8-K filed since the filing of the 2009 10-K. The information in this Form 8-K, including the exhibits, should be read in conjunction with the 2009 10-K and subsequent SEC filings.

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•	Exhibit 99(a) − revised descriptions of our businesses based on our new organization.

•	Exhibit 99(b) − revised segment results, with annual results for the five years ended December 31, 2009 and quarterly results for 2009 and 2008.

•	Exhibit 99(c) – revised General Electric Capital Corporation revenues, earnings from continuing operations and total assets for the five years ended December 31, 2009 and the quarters of 2009 and 2008

•
Exhibit 99(d) − complete revised Management’s Discussion and Analysis and consolidated financial statements from our 2009 10-K. Financial statements in this exhibit are now our historical financial statements.

•
Exhibit 101 – The following materials from General Electric Company's Current Report on Form 8-K for the year ended December 31, 2009, formatted in XBRL (eXtensible Business Reporting Language); (i) Statement of Earnings for the years ended December 31, 2009, 2008 and 2007, (ii) Consolidated Statement of Changes in Shareowners' Equity for the years ended December 31, 2009, 2008 and 2007, (iii) Statement of Financial Position at December 31, 2009 and 2008, (iv) Statement of Cash Flows for the years ended December 31, 2009, 2008 and 2007, and (v) the Notes to Consolidated Financial Statements, tagged as blocks of text.*

* Pursuant to Rule 406T of Regulation S-T, the Interactive Data Files on Exhibit 101 hereto are deemed not filed or part of a registration statement or prospectus for purposes of Sections 11 or 12 of the Securities Act of 1933, as amended, are deemed not filed for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, and otherwise are not subject to liability under those sections.

Forward-Looking Statements

This document contains “forward-looking statements” – that is, statements related to future, not past, events. In this context, forward-looking statements often address our expected future business and financial performance and financial condition, and often contain words such as “expect,” “anticipate,” “intend,” “plan,” “believe,” “seek,” “see,” or “will.” Forward-looking statements by their nature address matters that are, to different degrees, uncertain. For us, particular uncertainties that could cause our actual results to be materially different than those expressed in our forward-looking statements include: the severity and duration of current economic and financial conditions, including volatility in interest and exchange rates, commodity and equity prices and the value of financial assets; the impact of U.S. and foreign government programs to restore liquidity and stimulate national and global economies; the impact of conditions in the financial and credit markets on the availability and cost of GE Capital’s funding and on our ability to reduce GE Capital’s asset levels as planned; the impact of conditions in the housing market and unemployment rates on the level of commercial and consumer credit defaults; our ability to maintain our current credit rating and the impact on our funding costs and competitive position if we do not do so; the soundness of other financial institutions with which GE Capital does business; the adequacy of our cash flow and earnings and other conditions which may affect our ability to maintain our quarterly dividend at the current level; the level of demand and financial performance of the major industries we serve, including, without limitation, air and rail transportation, energy generation, network television, real estate and healthcare; the impact of regulation and regulatory, investigative and legal proceedings and legal compliance risks, including the impact of proposed financial services regulation; strategic actions, including acquisitions and dispositions and our success in integrating acquired businesses; and numerous other matters of national, regional and global scale, including those of a political, economic, business and competitive nature. These uncertainties may cause our actual future results to be materially different than those expressed in our forward-looking statements. These uncertainties are described in more detail in Part I, Item 1A. "Risk Factors" of this Form 10-K Report. We do not undertake to update our forward-looking statements.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

General Electric Company
(Registrant)

Date: May 6, 2010	/s/ Jamie S. Miller
Jamie S. Miller
Vice President and Controller

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